April 9, 1999



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Attention:	Office of Filings, Information & Consumer Services

	RE:	Panorama Trust (the "Trust")
		File Nos. 33-92712 and 811-9050

Dear Sir or Madam:

	Please disregard two filings made pursuant to Form N-30D (the second of which was suspended) and one filing made pursuant to Form N-30D/A for the above-mentioned Trust on April 8, 1999. All of these filings were made in error because they were not meant to be filed for Panorama Trust.
 The accession numbers for these filings were 0000927405-99-000140, 0000927405-99-000142 and 0000927405-99-000143. I apologize for these mistakes and am refiling pursuant to Form N-30D for the correct trust.

If you have any questions, please do not hesitate to contact me at 617-535-0522. Please acknowledge receipt of this transmission via CompuServe, Mailbox Number 74313, 402.


Sincerely,

/s/Andrew M. Goldberg

Andrew M. Goldberg
Associate Counsel